MFS(R) Mutual Funds
ANNUAL REPORT 12/31/02


MFS(R) GROWTH
OPPORTUNITIES FUND

A path for pursuing opportunity

[Graphic Omitted]

                                                  [Logo] M F S(R)
                                                  INVESTMENT MANAGEMENT

MFS(R) GROWTH OPPORTUNITIES FUND

LARGE CAP STOCKS WITH ABOVE AVERAGE GROWTH PROSPECTS

Focuses on companies believed to possess above-average growth opportunities. The fund invests in large caps but has the flexibility to invest opportunistically in mid- and small-cap stocks.

The fund's objective is to seek growth of capital.

TABLE OF CONTENTS

----------------------------------------------------

LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
INSIGHTS FROM THE CHAIRMAN                         3
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW AND OUTLOOK                      5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
----------------------------------------------------
FINANCIAL STATEMENTS                              16
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     24
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      30
----------------------------------------------------
TRUSTEES AND OFFICERS                             31
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      33
----------------------------------------------------
MFS PRIVACY POLICY                                34
----------------------------------------------------
FEDERAL TAX INFORMATION                           34
----------------------------------------------------
CONTACT INFORMATION                               35
----------------------------------------------------
ASSET ALLOCATION                                  36

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
NOT A DEPOSIT               NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

One can always find reasons not to invest. After three tough years in a row, it is only natural that investors - especially stock investors - may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example - when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights - we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM

We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY

Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
INSIGHTS FROM THE CHAIRMAN
-------------------------------------------------------------------------------

STRATEGIES FOR TODAY'S MARKET: MANAGE EXPECTATIONS, DIVERSIFY

In times such as these, it's tempting to focus on recent events and abandon the plans you and your investment professional have in place. I would suggest a different course of action that involves

o setting realistic investment expectations

o making sure that your investments are diversified, including different asset classes (stocks, bonds, international investments) and management styles

o revisiting periodically your long-term plan with your investment professional

Recent events, I think, offer evidence to support this view. Up until the 1990's, stock returns had been historically closer to 11%. The 1990's raised performance expectations to unrealistic levels as we were treated to several years of over 20% growth.(1) At the time, news stories suggested that this kind of performance would become the norm, that technology would rule the "new economy;'" and that growth investing was the management style to adopt.

We all know what happened next. Technology collapsed. Value stocks pushed out growth stocks. Bonds became the new darlings. Any investor who acted on the '90s news predictions is undoubtedly feeling pinched today. That is why most investment professionals recommend staying diversified across a variety of asset classes - stocks, bonds, and international holdings - and a range of investing styles such as growth and value.

TAKE THE GUESSWORK OUT OF INVESTING

A financial plan that includes a mix of asset classes recognizes that individual asset classes frequently go in and out of favor. That kind of diversification helps take the guesswork out of investing. However, you do need to revisit your plan periodically as your personal situation and goals change. That's why it's so important for you and your investment professional to meet regularly and rebalance your assets as necessary.


(1) Source: Lipper Inc. Stocks are represented by the Standard & Poor's 500 Index, which is a measure of the broad stock market. For the 50-year period ended June 30, 2002, the average annual return for the S&P 500 Index was 11.5%, and for the years 1995 through 1999, it was an average of 28.6% per year. It is not possible to invest directly in an index.

Past performance is no guarantee of future results.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW AND OUTLOOK
-------------------------------------------------------------------------------

TAKING MEASURE OF 2002

It was another difficult year for the stock market. Weak corporate earnings dragged down valuations of many large cap growth companies, while questionable corporate accounting practices, several high profile bankruptcies, and fears of war with Iraq prevented any lasting stock market gains.

With the Federal Reserve Board's unprecedented number of interest rate cuts in 2001, we were hopeful that 2002 would show a strong economic upturn, a recovery in corporate earnings, and an end to the market's slide. The economy, as measured by the U.S. gross domestic product (GDP), began to grow again in 2002, but the pace of the recovery was modest at best. Additionally, excess capacity and restrained corporate spending, combined with intense competition and weak demand, brought pricing pressures to bear in many industries, which led to a difficult earnings environment.

While companies struggled to control costs, expenses such as pension, medical and insurance continued to climb, providing additional pressure on the bottom line for many companies.

PRESSURE POINTS

In 2002 the stock market was marked with many losers and very few winners.

One sector with severe losses was technology, as capital spending remained weak and companies continued to indicate that they would defer spending until the economy improves. The fund's semiconductor holdings such as Analog Devices and Intel suffered from declining orders amid the soft economy. Health care, historically a defensive area of the market, had unique earnings pressures and produced mixed results, as looming patent expirations and a perceived lack of new products had a negative impact on several of our large pharmaceutical holdings.

-----------------------------------------------

TOP 5 STOCK HOLDINGS*
AS OF 12/31/02

PFIZER INC.                                3.8%
Pharmaceutical products company
-----------------------------------------------
WAL-MART STORES, INC.                      3.3%
Retail chain
-----------------------------------------------
VIACOM INC.                                3.0%
Diversified media and entertainment
company
-----------------------------------------------
JOHNSON & JOHNSON CO.                      2.7%
Health care and pharmaceutical
products company
-----------------------------------------------
3M CO.                                     2.6%
Diversified manufacturing firm
specializing in coatings, adhesives,
and abrasives
-------------------------------------------------
* The portfolio is actively managed, and current holdings may be different.


As noted in our semiannual report, our large position in Tyco International, the security systems, packaging, and electronic-equipment conglomerate, hurt the portfolio's performance. Tyco's stock lost a great deal of its value during the year, due to a failed breakup plan, fear of accounting issues, and alleged senior management misconduct.

CONFIDENCE IN THE CONSUMER

Consumer staples holdings, which included companies such as Hershey
Foods and consumer products manufacturer Procter & Gamble, helped performance as their earnings held up well during the year. Individual winners such as 3M Co., the diversified manufacturing firm, and Forest Labs, a pharmaceutical company, also helped performance as they met or exceeded earnings expectations.

BOTTOM-UP INVESTING

In the late 1990s, an investor could have been reasonably successful buying into certain sectors, such as technology and telecommunications. Looking at 2003, we don't believe there are any compelling sector stories, so our emphasis will be on using MFS(R) Original Research to try and find individual companies with unique products or a business model that we believe positions them for long-term growth. We also expect to begin to take a second look at companies that have been devalued and that we think may be poised for a rebound due to improving fundamentals.

We believe that 2003 may prove to be another year of economic struggle, as it will take some time for the excess capacity to be absorbed and for corporate earnings growth to return to more historically normal levels. As research-based, bottom-up, long-term investors, we believe it is important to maintain perspective, to think long term, to remain diversified, and to use market volatility opportunistically.

/s/ Paul M. McMahon

    Paul M. McMahon
    Portfolio Manager

Note to shareholders: Effective June 2002, the Russell 1000 Growth Index replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the primary benchmark of the fund.



The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 12/31/2002
-------------------------------------------------------------------------------
Performance Summary - continued

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

                        MFS Growth
                      Opportunities        Russell 1000      S&P 500
                      Fund - Class A      Growth Index     Stock Index

      "12/31/92"        $ 9,425             $10,000           $10,000
      "12/31/94"         10,496              10,557            11,150
      "12/31/96"         17,203              17,830            18,854
      "12/31/98"         27,394              32,272            32,327
      "12/31/00"         32,276              33,336            35,570
      "12/31/02"         17,105              19,131            24,421

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                      Class
  Share class    Inception date       1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A            9/9/1970         -29.65%     -22.25%     -4.21%      6.14%
-------------------------------------------------------------------------------
       B            9/7/1993         -30.17%     -22.83%     -4.95%      5.32%
-------------------------------------------------------------------------------
       I            1/2/1997         -29.43%     -22.01%     -3.96%      6.29%

--------------------
Average annual
with sales charge
--------------------

  Share class                         1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A                             -33.70%     -23.77%     -5.34%      5.51%
-------------------------------------------------------------------------------
       B                             -32.97%     -23.35%     -5.15%      5.32%
-------------------------------------------------------------------------------

--------------------
Cumulative
without sales charge
--------------------

  Share class                         1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A                             -29.65%     -52.99%    -19.35%     81.48%
-------------------------------------------------------------------------------
       B                             -30.17%     -54.03%    -22.40%     67.91%
-------------------------------------------------------------------------------
       I                             -29.43%     -52.56%    -18.28%     84.06%
-------------------------------------------------------------------------------



Comparative Indices(+)

--------------------
Average annual
--------------------


       Average large cap growth fund+    -28.63%    -22.67%   -3.48%    5.72%
-------------------------------------------------------------------------------
       S&P 500 Stock Index#              -22.09%    -14.54%   -0.58%    9.34%
-------------------------------------------------------------------------------
       Russell 1000 Growth Index#        -27.88%    -23.64%   -3.84%    6.70%

(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

COMPARATIVE INDICES

STANDARD & POOR'S 500 STOCK INDEX (S&P 500) - A commonly used measure of the broad stock market.

RUSSELL 1000 GROWTH INDEX - Measures the performance of large-cap U.S. growth stocks.

LIPPER AVERAGE LARGE CAP GROWTH FUND -Lipper Inc. is an independent firm that reports mutual fund performance. The Growth Opportunities Fund falls under the large cap growth fund category, and the information presented above represents the total rates of return for the average large cap growth fund tracked by Lipper for the stated periods ended December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain investors.

For periods prior to their inception, Class B and I share performance includes the performance of the fund's original share class (Class A). Class B performance has been adjusted to reflect the CDSC applicable to B. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B than those of A, performance shown is higher for B than it would have been had these share classes been offered for the entire peirod. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expenses subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 12/31/2002
-------------------------------------------------------------------------------------------------------


The Portfolio of Investments is a complete list of all securities owned by your fund. It's divided by broad-based asset classes.

Stocks - 98.2%
-------------------------------------------------------------------------------------------------------
                                      ISSUER                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.1%
-------------------------------------------------------------------------------------------------------
Aerospace - 2.2%                      Lockheed Martin Corp.                 96,900            5,595,975
-------------------------------------------------------------------------------------------------------
                                      Northrop Grumman Corp.                42,900            4,161,300
-------------------------------------------------------------------------------------------------------
                                                                                             $9,757,275
-------------------------------------------------------------------------------------------------------
Automotive - 1.2%                     Harley-Davidson, Inc.                120,500           $5,567,100
-------------------------------------------------------------------------------------------------------
Biotechnology - 1.6%                  Abbott Laboratories, Inc.             70,900            2,836,000
-------------------------------------------------------------------------------------------------------
                                      Amgen, Inc.*                          88,900            4,297,426
-------------------------------------------------------------------------------------------------------
                                                                                             $7,133,426
-------------------------------------------------------------------------------------------------------
Business Machines - 0.3%              Affiliated Computer Services,
                                      Inc., "A"*                            22,500           $1,184,625
-------------------------------------------------------------------------------------------------------
Business Services - 3.5%              BISYS Group, Inc.*                   145,000            2,305,500
-------------------------------------------------------------------------------------------------------
                                      Concord EFS, Inc.*                   187,100            2,944,954
-------------------------------------------------------------------------------------------------------
                                      DST Systems, Inc.*                    71,300            2,534,715
-------------------------------------------------------------------------------------------------------
                                      First Data Corp.                     156,900            5,555,829
-------------------------------------------------------------------------------------------------------
                                      Manpower, Inc.                        73,300            2,338,270
-------------------------------------------------------------------------------------------------------
                                                                                            $15,679,268
-------------------------------------------------------------------------------------------------------
Chemicals - 0.7%                      Air Products & Chemicals, Inc.        76,300           $3,261,825
-------------------------------------------------------------------------------------------------------
Computer Hardware -
Systems - 2.1%                        Dell Computer Corp.*                 206,100            5,511,114
-------------------------------------------------------------------------------------------------------
                                      Intel Corp.                          247,700            3,856,689
-------------------------------------------------------------------------------------------------------
                                                                                             $9,367,803
-------------------------------------------------------------------------------------------------------
Computer Software - 2.0%              Oracle Corp.*                        846,948           $9,147,038
-------------------------------------------------------------------------------------------------------
Computer Software - Personal
Computers - 1.0%                      Microsoft Corp.*                      85,100           $4,399,670
-------------------------------------------------------------------------------------------------------
Computer Software -
Services - 1.1%                       SunGard Data Systems, Inc.*          134,700            3,173,532
-------------------------------------------------------------------------------------------------------
                                      VERITAS Software Corp.*              115,700            1,807,234
-------------------------------------------------------------------------------------------------------
                                                                                             $4,980,766
-------------------------------------------------------------------------------------------------------
Computer Software -
Systems - 1.4%                        EMC Corp.*                           376,200            2,309,868
-------------------------------------------------------------------------------------------------------
                                      Peoplesoft, Inc.*                    212,200            3,885,382
-------------------------------------------------------------------------------------------------------
                                                                                             $6,195,250
-------------------------------------------------------------------------------------------------------
Conglomerates - 2.7%                  General Electric Co.                 306,100            7,453,535
-------------------------------------------------------------------------------------------------------
                                      Tyco International Ltd.              283,000            4,833,640
-------------------------------------------------------------------------------------------------------
                                                                                            $12,287,175
-------------------------------------------------------------------------------------------------------

Consumer Goods &
Services - 4.9%                       Avon Products, Inc.                  122,500            6,599,075
-------------------------------------------------------------------------------------------------------
                                      Kimberly-Clark Corp.                  96,200            4,566,614
-------------------------------------------------------------------------------------------------------
                                      Philip Morris Cos., Inc.              53,600            2,172,408
-------------------------------------------------------------------------------------------------------
                                      Procter & Gamble Co.                 101,000            8,679,940
-------------------------------------------------------------------------------------------------------
                                                                                            $22,018,037
-------------------------------------------------------------------------------------------------------
Electronics - 4.3%                    Analog Devices, Inc.*                284,000            6,779,080
-------------------------------------------------------------------------------------------------------
                                      General Motors Corp., "H"            188,600            2,018,020
-------------------------------------------------------------------------------------------------------
                                      Linear Technology Corp.               84,600            2,175,912
-------------------------------------------------------------------------------------------------------
                                      Maxim Integrated Products,
                                      Inc.*                                 53,500            1,767,640
-------------------------------------------------------------------------------------------------------
                                      Microchip Technology, Inc.*           84,800            2,073,360
-------------------------------------------------------------------------------------------------------
                                      Texas Instruments, Inc.              147,300            2,210,973
-------------------------------------------------------------------------------------------------------
                                      Xilinx, Inc.*                        115,100            2,361,852
-------------------------------------------------------------------------------------------------------
                                                                                            $19,386,837
-------------------------------------------------------------------------------------------------------
Entertainment - 9.5%                  Fox Entertainment Group, Inc.*       249,300            6,464,349
-------------------------------------------------------------------------------------------------------
                                      AOL Time Warner, Inc.*               442,400            5,795,440
-------------------------------------------------------------------------------------------------------
                                      Clear Channel
                                      Communications, Inc.*                247,095            9,214,173
-------------------------------------------------------------------------------------------------------
                                      Univision Communications,
                                      Inc., "A"*                           158,400            3,880,800
-------------------------------------------------------------------------------------------------------
                                      Viacom, Inc., "B"*                   333,136           13,578,623
-------------------------------------------------------------------------------------------------------
                                      Walt Disney Co.                      245,200            3,999,212
-------------------------------------------------------------------------------------------------------
                                                                                            $42,932,597
-------------------------------------------------------------------------------------------------------
Financial Institutions - 8.8%         American Express Co.                 136,800            4,835,880
-------------------------------------------------------------------------------------------------------
                                      Charles Schwab Corp.                 286,100            3,104,185
-------------------------------------------------------------------------------------------------------
                                      Citigroup, Inc.                      255,466            8,989,848
-------------------------------------------------------------------------------------------------------
                                      Fannie Mae                            61,300            3,943,429
-------------------------------------------------------------------------------------------------------
                                      Financial Federal Corp.*             159,775            4,015,146
-------------------------------------------------------------------------------------------------------
                                      Freddie Mac                           70,100            4,139,405
-------------------------------------------------------------------------------------------------------
                                      Goldman Sachs Group, Inc.             64,400            4,385,640
-------------------------------------------------------------------------------------------------------
                                      Merrill Lynch & Co., Inc.            102,800            3,901,260
-------------------------------------------------------------------------------------------------------
                                      TCF Financial Corp.                   59,500            2,599,555
-------------------------------------------------------------------------------------------------------
                                                                                            $39,914,348
-------------------------------------------------------------------------------------------------------
Financial Services - 1.6%             SLM Corp.                             70,700           $7,342,902
-------------------------------------------------------------------------------------------------------

Food & Beverage Products - 4.6%       Anheuser-Busch Cos., Inc.             56,600            2,739,440
-------------------------------------------------------------------------------------------------------
                                      Hershey Foods Corp.                   71,600            4,828,704
-------------------------------------------------------------------------------------------------------
                                      Kellogg Co.                          103,700            3,553,799
-------------------------------------------------------------------------------------------------------
                                      PepsiCo, Inc.                        179,500            7,578,490
-------------------------------------------------------------------------------------------------------
                                      Sysco Corp.                           73,400            2,186,586
-------------------------------------------------------------------------------------------------------
                                                                                            $20,887,019
-------------------------------------------------------------------------------------------------------
Industrial Gases - 1.3%               Praxair, Inc.                        100,000           $5,777,000
-------------------------------------------------------------------------------------------------------
Insurance - 2.7%                      Allstate Corp.                       114,800            4,246,452
-------------------------------------------------------------------------------------------------------
                                      Arthur J. Gallagher & Co.            183,300            5,385,354
-------------------------------------------------------------------------------------------------------
                                      MetLife, Inc.                         90,840            2,456,314
-------------------------------------------------------------------------------------------------------
                                                                                            $12,088,120
-------------------------------------------------------------------------------------------------------
Media - 1.1%                          Westwood One, Inc.*                  128,600           $4,804,496
-------------------------------------------------------------------------------------------------------
Medical & Health
Products - 11.1%                      Baxter International, Inc.           139,500            3,906,000
-------------------------------------------------------------------------------------------------------
                                      Eli Lilly & Co.                       92,700            5,886,450
-------------------------------------------------------------------------------------------------------
                                      Forest Laboratories, Inc.*            60,300            5,922,666
-------------------------------------------------------------------------------------------------------
                                      Johnson & Johnson Co.                229,100           12,304,961
-------------------------------------------------------------------------------------------------------
                                      Pfizer, Inc.                         555,900           16,993,863
-------------------------------------------------------------------------------------------------------
                                      Schering Plough Corp.                226,100            5,019,420
-------------------------------------------------------------------------------------------------------
                                                                                            $50,033,360
-------------------------------------------------------------------------------------------------------
Medical & Health Technology Services
- 1.3%                                Genzyme Corp.*                       152,300            4,503,663
-------------------------------------------------------------------------------------------------------
                                      HEALTHSOUTH Corp.*                   109,900              461,580
-------------------------------------------------------------------------------------------------------
                                      Medimmune, Inc.                       41,900            1,138,423
-------------------------------------------------------------------------------------------------------
                                                                                             $6,103,666
-------------------------------------------------------------------------------------------------------
Oil Services - 1.6%                   BJ Services Co.*                      75,600            2,442,636
-------------------------------------------------------------------------------------------------------
                                      GlobalSantaFe Corp.                   97,300            2,366,336
-------------------------------------------------------------------------------------------------------
                                      Noble Corp.*                          70,800            2,488,620
-------------------------------------------------------------------------------------------------------
                                                                                             $7,297,592
-------------------------------------------------------------------------------------------------------
Oils - 0.5%                           Anadarko Petroleum Corp.              48,000           $2,299,200
-------------------------------------------------------------------------------------------------------
Restaurants & Lodging - 0.5%          Yum! Brands, Inc.*                   85,300           $2,065,966
-------------------------------------------------------------------------------------------------------
Retail - 11.3%                        Dollar Tree Stores, Inc.*             87,600            2,152,332
-------------------------------------------------------------------------------------------------------
                                      Gap, Inc.                            167,000            2,591,840
-------------------------------------------------------------------------------------------------------
                                      Home Depot, Inc.                     197,600            4,734,496
-------------------------------------------------------------------------------------------------------
                                      Kohl's Corp.*                        103,300            5,779,635
-------------------------------------------------------------------------------------------------------
                                      Office Depot, Inc.*                  279,300            4,122,468
-------------------------------------------------------------------------------------------------------
                                      Staples, Inc.*                       161,400            2,953,620
-------------------------------------------------------------------------------------------------------
                                      Target Corp.                         267,700            8,031,000
-------------------------------------------------------------------------------------------------------
                                      The TJX Cos., Inc.                   112,200            2,190,144
-------------------------------------------------------------------------------------------------------
                                      Wal-Mart Stores, Inc.                292,100           14,753,971
-------------------------------------------------------------------------------------------------------
                                      Williams-Sonoma, Inc.*               143,800            3,904,170
-------------------------------------------------------------------------------------------------------
                                                                                            $51,213,676
-------------------------------------------------------------------------------------------------------
Special Products &
Services - 3.1%                       3M Co.                                94,600           11,664,180
-------------------------------------------------------------------------------------------------------
                                      Illinois Tool Works, Inc.             37,700            2,445,222
-------------------------------------------------------------------------------------------------------
                                                                                            $14,109,402
-------------------------------------------------------------------------------------------------------
Telecommunications - 1.1%             EchoStar Communications Corp.*       218,680           $4,867,817
-------------------------------------------------------------------------------------------------------
Telecommunications &
Cable - 0.8%                          Comcast Corp. "Special A"*           163,000           $3,677,280
-------------------------------------------------------------------------------------------------------
Telecommunications -
Wireline - 2.9%                       Cisco Systems, Inc.*                 840,300           11,007,930
-------------------------------------------------------------------------------------------------------
                                      USA Interactive, Inc.                 94,800            2,167,128
-------------------------------------------------------------------------------------------------------
                                                                                            $13,175,058
-------------------------------------------------------------------------------------------------------
Utilities - Electric - 0.3%           AES Corp.*                           397,100            1,199,242
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $420,154,836
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.1%
-------------------------------------------------------------------------------------------------------
Bermuda - 0.8%                        Accenture Ltd. (Business
                                      Services)*                           198,300           $3,567,417
-------------------------------------------------------------------------------------------------------
Canada - 1.2%                         Encana Corp. (Oils)                  173,000           $5,343,807
-------------------------------------------------------------------------------------------------------
Finland - 0.7%                        Nokia Corp., ADR
                                      (Telecommunications)                 210,400           $3,261,200
-------------------------------------------------------------------------------------------------------
France - 0.8%                         Sanofi-Synthelabo S.A. (Medical
                                      & Health Products)                    55,700           $3,401,237
-------------------------------------------------------------------------------------------------------
Germany - 0.7%                        Bayerische Motoren Werke AG
                                      (Automotive)                         108,200           $3,280,283
-------------------------------------------------------------------------------------------------------
Taiwan - 0.9%                         Taiwan Semiconductor
                                      Manufacturing Co. Ltd., ADR
                                      (Electronics)*                       573,369           $4,042,252
-------------------------------------------------------------------------------------------------------
United Kingdom                        Willis Group Holdings Ltd.
                                      (Insurance)*                           3,690             $105,792
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $23,001,988
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $474,455,984)                                               $443,156,824
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.7%
-------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                          (000 Omitted)
-------------------------------------------------------------------------------------------------------
                                      Goldman Sachs, dated 12/31/02,
                                      due 1/02/03, total to be
                                      received $3,065,204 (secured by
                                      various U.S. Treasury and
                                      Federal Agency obligations in a
                                      jointly traded account), at
                                      Cost                                  $3,065           $3,065,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $477,520,984)                                          $446,221,824
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.1%                                                         4,793,606
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $451,015,430
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS                    STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------

This is your fund's balance sheet. It shows the value of what the fund owns, how much it owes, and its resulting net assets.

AT 12/31/02

ASSETS

Investments, at value (identified cost, $477,520,984)         $446,221,824
---------------------------------------------------------------------------------------------------
Cash                                                                 9,502
---------------------------------------------------------------------------------------------------
Receivable for fund share sold                                   3,040,662
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                  3,206,954
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  413,007
---------------------------------------------------------------------------------------------------
Total assets                                                                           $452,891,949
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for fund shares reacquired                                $955,667
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                  242,498
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                     6,227
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                     440,602
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                             231,525
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        $1,876,519
---------------------------------------------------------------------------------------------------
Net assets                                                                             $451,015,430
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $907,598,178
---------------------------------------------------------------------------------------------------
Unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies                (31,298,631)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                 (425,165,044)
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   (119,073)
---------------------------------------------------------------------------------------------------
Total                                                                                  $451,015,430
---------------------------------------------------------------------------------------------------

See notes to financial statements.
Continued on next page.

Statement of Assets and Liabilities - continued

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                72,705,698

Class A shares

  Net assets                                                  $418,590,143
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            67,036,781
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $6.24
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$6.24)                                                  $6.62
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                   $29,417,079
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             5,188,066
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $5.67
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $3,008,208
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               480,851
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $6.26
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS                    STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------

The Statement of Operations describes how much your fund received as investment income, expenses deducted from income and a description of realized and unrealized gains (losses) for the fund.

FOR YEAR ENDING 12/31/02

NET INVESTMENT LOSS

Income
---------------------------------------------------------------------------------------------------
  Dividends                                                       $4,285,358
---------------------------------------------------------------------------------------------------
  Interest                                                           570,958
---------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                             (12,156)
---------------------------------------------------------------------------------------------------
Total investment income                                                                  $4,844,160
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                  $2,511,333
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                              27,214
---------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                    578,105
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                           1,363,915
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             395,282
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  62,729
---------------------------------------------------------------------------------------------------
  Custodian fee                                                      276,944
---------------------------------------------------------------------------------------------------
  Printing                                                            61,181
---------------------------------------------------------------------------------------------------
  Postage                                                             76,718
---------------------------------------------------------------------------------------------------
  Auditing fees                                                       32,788
---------------------------------------------------------------------------------------------------
  Legal fees                                                             672
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                      371,953
---------------------------------------------------------------------------------------------------
Total expenses                                                    $5,758,834
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (98,220)
---------------------------------------------------------------------------------------------------
Net expenses                                                                             $5,660,614
---------------------------------------------------------------------------------------------------
Net investment loss                                                                       $(816,454)
---------------------------------------------------------------------------------------------------

See notes to financial statements.

Continued on next page.

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
---------------------------------------------------------------------------------------------------
  Investment transactions                                      $(165,916,606)
---------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       11,761
---------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                                          $(165,904,845)
---------------------------------------------------------------------------------------------------
Change in unrealized depreciation
---------------------------------------------------------------------------------------------------
  Investments                                                   $(47,306,349)
---------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                            (275)
---------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency
translation                                                                            $(47,306,624)
---------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and
foreign currency                                                                      $(213,211,469)
---------------------------------------------------------------------------------------------------
Decrease in net assets from operations                                                $(214,027,923)
---------------------------------------------------------------------------------------------------

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS                    STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This Statement gives you a summary of income and gains (losses) separated by share class.

FOR YEARS ENDING 12/31                                            2002                    2001

OPERATIONS

Net investment loss                                               $(816,454)              $(450,324)
---------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                   (165,904,845)           (224,608,039)
---------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency
translation                                                     (47,306,624)            (68,652,281)
-----------------------------------------------------------   -------------           -------------
Decrease in net assets from operations                        $(214,027,923)          $(293,710,644)
-----------------------------------------------------------   -------------           -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                              $ --               $(271,925)
---------------------------------------------------------------------------------------------------
  Class I                                                                --                 (16,188)
---------------------------------------------------------------------------------------------------
In excess of net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                                --                (109,112)
---------------------------------------------------------------------------------------------------
  Class I                                                                --                  (6,496)
---------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                           $ --               $(403,721)
-----------------------------------------------------------   -------------           -------------
Net decrease in net assets from fund share transactions        $(92,461,254)          $(143,080,051)
-----------------------------------------------------------   -------------           -------------
Total decrease in net assets                                  $(306,489,177)          $(437,194,416)
-----------------------------------------------------------   -------------           -------------

NET ASSETS

At beginning of period                                         $757,504,607          $1,194,699,023
---------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $119,073 and $122,093, respectively)                   $451,015,430            $757,504,607
---------------------------------------------------------------------------------------------------

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS                    FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

Financial Highlights show income and gains (losses) per share for each share class offered by the fund.

FOR YEARS ENDING 12/31

CLASS A                                        2002               2001              2000              1999              1998

Net asset value - beginning of period          $8.88             $11.77            $19.07            $15.95            $13.92
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(3) -

  Net investment income (loss)                $(0.01)            $(0.00)(1)         $0.04            $(0.03)           $(0.04)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                     (2.63)             (2.89)            (2.13)             4.99              3.96
-------------------------------------------   ------             ------            ------            ------            ------
Total from investment operations              $(2.64)            $(2.89)           $(2.09)            $4.96             $3.92
-------------------------------------------   ------             ------            ------            ------            ------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS -

  From net investment income                    $ --             $(0.00)(1)        $(0.03)             $ --              $ --
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                    --                 --             (5.12)            (1.84)            (1.89)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                    --                 --             (0.06)               --                --
-------------------------------------------   ------             ------            ------            ------            ------
Total distributions                             $ --             $(0.00)(1)        $(5.21)           $(1.84)           $(1.89)
-------------------------------------------   ------             ------            ------            ------            ------
Net asset value - end of period                $6.24              $8.88            $11.77            $19.07            $15.95
-------------------------------------------   ------             ------            ------            ------            ------
Total return(5)                               (29.65)%           (24.67)%          (11.30)%           32.82%            29.17%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses(4)                                     0.94%              0.90%             0.80%             0.80%             0.81%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (0.09)%             0.00%(2)          0.22%            (0.19)%           (0.25)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                90%                96%              141%               87%               79%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                               $418,590           $699,466        $1,106,281        $1,330,506        $1,137,302
-----------------------------------------------------------------------------------------------------------------------------

1. Per share amount was less than $0.01.

2. Ratio is less than 0.01%.

3. Per share data are based on average shares outstanding.

4. Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

5. Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDING 12/31

CLASS B                                                 2002            2001            2000            1999            1998

Net asset value -  beginning of period                  $8.12          $10.84          $18.13          $15.33          $13.54
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(1) -

  Net investment loss                                  $(0.06)         $(0.07)         $(0.10)         $(0.16)         $(0.16)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      (2.39)          (2.65)          (2.01)           4.75            3.83
----------------------------------------------------   ------          ------          ------          ------          ------
Total from investment operations                       $(2.45)         $(2.72)         $(2.11)          $4.59           $3.67
----------------------------------------------------   ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS -

  From net realized gain on investments and
  foreign currency transactions                          $ --            $ --          $(5.12)         $(1.79)         $(1.88)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                        --              --           (0.06)             --              --
----------------------------------------------------   ------          ------          ------          ------          ------
Total distributions declared to shareholders             $ --            $ --          $(5.18)         $(1.79)         $(1.88)
----------------------------------------------------   ------          ------          ------          ------          ------
Net asset value - end of period                         $5.67           $8.12          $10.84          $18.13          $15.33
----------------------------------------------------   ------          ------          ------          ------          ------
Total return                                           (30.17)%        (25.16)%        (12.04)%         31.73%          28.15%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

Expenses(2)                                              1.69%           1.65%           1.60%           1.62%           1.63%
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.83)%         (0.76)%         (0.58)%         (1.01)%         (1.05)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         90%             96%            141%             87%             79%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)             $29,417         $53,723         $82,708         $71,363         $48,806
-----------------------------------------------------------------------------------------------------------------------------

1. Per share data are based on average shares outstanding.

2. Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDING 12/31

CLASS I                                                 2002            2001            2000            1999            1998

Net asset value - beginning of period                   $8.87          $11.78          $19.08          $15.95          $13.91
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(2) -

  Net investment income (loss)                          $0.01           $0.02           $0.08           $0.00(1)       $(0.01)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      (2.62)          (2.88)          (2.14)           5.00            3.96
----------------------------------------------------   ------          ------          ------          ------          ------
Total from investment operations                       $(2.61)         $(2.86)         $(2.06)          $5.00           $3.95
----------------------------------------------------   ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS -

  From net investment income                             $ --          $(0.05)         $(0.06)           $ --            $ --
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                            --              --           (5.12)          (1.07)          (1.91)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                        --              --           (0.06)             --              --
----------------------------------------------------   ------          ------          ------          ------          ------
Total distributions declared to shareholders             $ --          $(0.05)         $(5.24)         $(1.87)         $(1.91)
----------------------------------------------------   ------          ------          ------          ------          ------
Net asset value - end of period                         $6.26           $8.87          $11.78          $19.08          $15.95
----------------------------------------------------   ------          ------          ------          ------          ------
Total return                                           (29.43)%        (24.32)%        (11.19)%         33.09%          29.45%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

Expenses(3)                                              0.69%           0.65%           0.60%           0.62%           0.63%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                             0.17%           0.24%           0.42%          (0.01)%         (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         90%             96%            141%             87%             79%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)              $3,008          $4,315          $5,710          $6,625          $5,100
-----------------------------------------------------------------------------------------------------------------------------

1. Per share amount was less than $0.01.

2. Per share data are based on average shares outstanding.

3. Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as a lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002 there were no securities on loan.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $87,310 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $10,910 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common type of book and tax difference that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended
December 31, 2002 and December 31, 2001 was as follows:

                                         DECEMBER 31, 2002   DECEMBER 31, 2001
Distributions declared from:
-------------------------------------------------------------------------------
  Ordinary income                                     --              $403,721
-------------------------------------------------------------------------------

During the year ended December 31, 2002 accumulated net investment loss decreased by $819,474 accumulated net realized loss on investments and foreign currency transactions increased by $11,760 and paid-in capital decreased by $807,714 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

      Capital loss carryforward                         $(405,620,360)
      ---------------------------------------------------------------
      Unrealized loss                                     (39,965,637)
      ---------------------------------------------------------------
      Other temporary differences                         (10,996,751)
      ---------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009 ($232,430,906) and December 31, 2010 ($173,189,454).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $200 million of average net assets                    0.50%
      -----------------------------------------------------------------
      Average net assets in excess of $200 million                0.40%
      -----------------------------------------------------------------

The fund pays compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $2,434 as a result of the change in the fund's pension liability under this plan and a pension expense of $49,003 for inactive trustees for the year ended December 31, 2002. Also included in Trustees' compensation is a one-time transition expense of $5,389.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

      First $2 billion                                             0.0175%
      --------------------------------------------------------------------
      Next $2.5 billion                                            0.0130%
      --------------------------------------------------------------------
      Next $2.5 billion                                            0.0005%
      --------------------------------------------------------------------
      In excess of $7 billion                                      0.0000%
      --------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,946 for the year ended December 31, 2002 as its portion of the sales charge on sales of Class A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                         CLASS A        CLASS B

Distribution Fee                                           0.10%          0.75%
-------------------------------------------------------------------------------
Service Fee                                                0.25%(1)       0.25%
-------------------------------------------------------------------------------
Total Distribution Plan                                    0.35%          1.00%
-------------------------------------------------------------------------------
(1)Reduced to 0.15% for assets sold prior to March 1, 1991.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended December 31, 2002 amounted to:

                                                            CLASS A    CLASS B

Service Fee Retained by MFD                                $109,268     $1,255
------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended
December 31, 2002 were as follows:
                                                            CLASS A    CLASS B

Total Distribution Plan                                       0.25%      1.00%
------------------------------------------------------------------------------

Certain Class A, shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year, ended
December 31, 2002, were as follows:

                                                            CLASS A     CLASS B

Contingent Deferred Sales Charges Imposed                      $471    $419,535
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $505,272,282 and $563,806,089, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

      Aggregate cost                                    $486,187,990
      --------------------------------------------------------------
      Gross unrealized depreciation                     $(72,964,617)
      --------------------------------------------------------------
      Gross unrealized appreciation                       32,998,451
      --------------------------------------------------------------
      Net unrealized depreciation                       $(39,966,166)
      --------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Year ended 12/31/2002               Year ended 12/31/2001
                                        SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES
Shares sold                            48,736,779       $355,347,142        9,419,271        $89,507,038
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  --                 --           40,332            369,304
---------------------------------------------------------------------------------------------------------
Shares reacquired                     (60,495,375)      (438,702,535)     (24,624,943)      (224,383,536)
---------------------------------------------------------------------------------------------------------
Net decrease                          (11,758,596)      $(83,355,393)     (15,165,340)     $(134,507,194)
---------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                             3,002,121        $21,064,710        4,703,663        $41,777,107
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  --                 --              583              5,061
---------------------------------------------------------------------------------------------------------
Shares reacquired                      (4,431,394)       (30,116,056)      (5,714,060)       (50,387,661)
---------------------------------------------------------------------------------------------------------
Net decrease                           (1,429,273)       $(9,051,346)      (1,009,814)       $(8,605,493)
---------------------------------------------------------------------------------------------------------

CLASS I SHARES
Shares sold                                38,677           $268,146           30,255           $267,984
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  --                 --            2,493             22,684
---------------------------------------------------------------------------------------------------------
Shares reacquired                         (44,425)          (322,661)         (30,914)          (258,032)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (5,748)          $(54,515)           1,834            $32,636
---------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $4,105 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees and the Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Opportunities Fund, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of the the fund, including their principal occupations, which, unless specific dates are shown, are of more than five years'
duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001); Paragon Trade Brands, Inc. (disposable
Surgery                                                  consumer products), Director (until January 2002)

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer


1 Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
  (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
  Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
  500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741               225 Franklin Street, Boston, MA 02210

DISTRIBUTOR                                              JP Morgan Chase Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA 02116-3741               New York, NY 10081

PORTFOLIO MANAGER                                        AUDITORS
Paul M. McMahon+                                         Deloitte & Touche LLP


+ MFS Investment Management

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product offered by prospectus from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE

If your account is registered through MFS or one of its subsidiaries, you may write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information               Phone number          Hours, Eastern Time
-------------------------------------------------------------------------------
General information               1-800-225-2606        8 a.m. to 8 p.m., any
                                                        business day
-------------------------------------------------------------------------------
Speech- or hearing-impaired       1-800-637-6576        9 a.m. to 5 p.m., any
                                                        business day
-------------------------------------------------------------------------------
Shares prices, account balances   1-800-MFS-TALK
exchanges or stock and            (1-800-637-8255)
bond outlooks                     touch-tone required   24 hours a day, 365
                                                        days a year
-------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs). When you sign up, MFS will send you hyperlinks to our Web site where you can access the latest fund prospectuses and reports by e-mail.

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options. If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available.

[Logo] M F S(R)                                                 ---------------
INVESTMENT MANAGEMENT                                              PRSRT STD
                                                                  U.S. POSTAGE
500 Boylston Street                                                  PAID
Boston, MA 02116-3741                                                 MFS
                                                                ---------------


(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116.

                                                               MCD-ANN-2/03 56M